Typed by: Proofed by LEASE EXTENSION Date: November 4, 2013 RE: 20725 S. Western Avenue, #136,-Torrance, CA 90501 The undersigned hereby agree to extend that certain lease dated March 12. 2008 between EMMAUS MEDICAL INC. and 20655 S. WESTERN AVENUE, LLC for six (6) month(s) commencing December1, 2013 and ending May 31, 2014 at a monthly rent of $5675.00 payable in advance on the first day of each month. ALL OTHER TERMS AND CONDITIONS OF SAID LEASE WILL REMAIN IN FULL FORCE AND EFFECT AND ARE IN NO WAY AFFECTED BY THIS RENEWAL. LESSEE: EMMAUS MEDICAL, INC. LESSOR: 20655 S. WESTERN AVENUE, LLC BY: SURF MANAGEMENT;INC. BY: Steven P. Fechner, President DATE: 11/15/13 Please return to: Surf Management, Inc., P.O. Box 3217, Torrance, CA 90510 Phone 310/533-5900